                                                                    Exhibit 99.5


[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------


                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $900,000,100 (APPROXIMATE)

                                   MLCC 2004-C
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                  JUNE 3, 2004

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Total Current Balance                            $184,428,925.65
Total Number of Loans                                   123

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------


                                    AVERAGE OR
                                WEIGHTED AVERAGE (1)       MINIMUM          MAXIMUM
                                --------------------       -------          -------
Current Balance                    $1,499,422.16        $1,012,500.00    $3,300,000.00
Original Balance                   $1,508,920.81        $1,012,500.00    $3,300,000.00

Loan Rate                             3.024%               2.125%           3.750%
Servicing Fee                         0.250%               0.250%           0.250%
Net Loan Rate                         2.774%               1.875%           3.500%

Gross Margin                          1.838%               1.000%           2.500%
Maximum Loan Rate                     12.000%              12.000%          12.000%

Original LTV                          70.46%               19.69%           100.00%
Effective LTV                         62.24%               19.69%           80.00%

Credit Score                            728                  601              802

Original Term (mos)                     300                  300              300
Remaining Term (mos)                    298                  282              300
Seasoning (mos)                          2                    0               18

Next Rate Reset                          3                    1                6
Rate Adj Freq                            4                    1                6
First Rate Adj Freq (2)                  4                    2                6

IO Original Term                        120                  120              120
IO Remaining Term                       118                  102              120

Top State Concentrations ($)      CA(32.34%),FL(10.95%),NY(7.27%),NJ(6.42%),TX(5.55%)

First Pay Date                                             01/01/03         07/01/04
Rate Change Date                                           07/01/04         12/01/04
Maturity Date                                              12/01/27         06/01/29


(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------

INDEX


                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE    CREDIT
INDEX                         MORTGAGE LOANS     OUTSTANDING        OUTSTANDING       COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
One-Month LIBOR                           47     $71,793,647.42             38.93%     2.858%     733
Six-Month LIBOR                           76     112,635,278.23             61.07      3.129      724
TOTAL:                                   123    $184,428,925.65            100.00%     3.024%     728

                               AVERAGE     WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX                         OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
One-Month LIBOR               $1,527,524     69.95%    62.94%         98.36%
Six-Month LIBOR                1,482,043     70.78     61.79         100.00
TOTAL:                        $1,499,422     70.46%    62.24%         99.36%


PRINCIPAL BALANCES


                                                                                              WEIGHTED
                                                  AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
RANGE OF                        NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT
PRINCIPAL BALANCES ($)        MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
1,000,000.01 to 1,100,000.00              14     $15,027,493.03           8.15%       2.929%      734
1,100,000.01 to 1,200,000.00              21      24,367,030.89          13.21        3.020       725
1,200,000.01 to 1,300,000.00              19      23,822,909.15          12.92        2.961       725
1,300,000.01 to 1,400,000.00              14      19,098,161.54          10.36        3.026       718
1,400,000.01 to 1,500,000.00               8      11,824,100.29           6.41        2.984       728
1,500,000.01 to 2,000,000.00              42      76,324,230.75          41.38        3.080       725
2,000,000.01 to 2,500,000.00               2       4,890,000.00           2.65        3.182       758
2,500,000.01 to 3,000,000.00               2       5,775,000.00           3.13        2.755       769
3,000,000.01 or greater                    1       3,300,000.00           1.79        3.000       745
TOTAL:                                   123    $184,428,925.65         100.00%       3.024%      728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
RANGE OF                        BALANCE    ORIGINAL  EFFECTIVE      FULL
PRINCIPAL BALANCES ($)        OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
1,000,000.01 to 1,100,000.00   $1,073,392    67.45%    60.82%        100.00%
1,100,000.01 to 1,200,000.00    1,160,335    72.95     65.75          95.18
1,200,000.01 to 1,300,000.00    1,253,837    67.18     65.11         100.00
1,300,000.01 to 1,400,000.00    1,364,154    79.47     66.44         100.00
1,400,000.01 to 1,500,000.00    1,478,013    58.63     56.15         100.00
1,500,000.01 to 2,000,000.00    1,817,244    69.70     60.70         100.00
2,000,000.01 to 2,500,000.00    2,445,000    56.73     56.73         100.00
2,500,000.01 to 3,000,000.00    2,887,500    80.52     61.30         100.00
3,000,000.01 or greater         3,300,000   100.00     65.00         100.00
TOTAL:                         $1,499,422    70.46%    62.24%         99.36%


CURRENT MORTGAGE RATES

                                                                                              WEIGHTED
                                                  AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE
RANGE OF CURRENT MORTGAGE       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT
RATES (%)                     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
2.001 to 2.250                             2      $3,450,000.00            1.87%      2.125%     801
2.251 to 2.500                             2       2,320,162.27            1.26       2.434      711
2.501 to 2.750                            23      32,060,995.28           17.38       2.670      741
2.751 to 3.000                            36      55,566,944.30           30.13       2.956      721
3.001 to 3.250                            45      67,316,660.44           36.50       3.176      721
3.251 to 3.500                            14      21,948,497.99           11.90       3.389      731
3.501 to 3.750                             1       1,765,665.37            0.96       3.750      793
TOTAL:                                   123    $184,428,925.65          100.00%      3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
RANGE OF CURRENT MORTGAGE       BALANCE    ORIGINAL  EFFECTIVE      FULL
RATES (%)                     OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
2.001 to 2.250                $1,725,000     57.29%    57.29%        100.00%
2.251 to 2.500                 1,160,081     74.52     74.52         100.00
2.501 to 2.750                 1,393,956     76.91     64.94         100.00
2.751 to 3.000                 1,543,526     72.88     63.10          97.89
3.001 to 3.250                 1,495,926     65.53     60.57         100.00
3.251 to 3.500                 1,567,750     69.30     60.51         100.00
3.501 to 3.750                 1,765,665    100.00     65.00         100.00
TOTAL:                        $1,499,422     70.46%    62.24%         99.36%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------

REMAINING TERM

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT
REMAINING TERM (MONTHS)       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
282                                        1     $1,765,665.37               0.96%    3.750%      793
283                                        1      1,099,765.13               0.60     2.625       771
284                                        1      1,221,412.27               0.66     2.375       660
286                                        2      2,448,665.23               1.33     2.876       752
288                                        3      3,304,597.88               1.79     2.921       749
289                                        1      2,000,000.00               1.08     3.250       715
290                                        3      3,905,832.54               2.12     2.797       718
292                                        1      1,200,000.00               0.65     2.750       673
296                                        2      2,637,678.19               1.43     2.686       701
297                                        5      8,792,724.34               4.77     3.061       757
298                                       21     34,919,013.23              18.93     3.002       728
299                                       62     91,715,037.47              49.73     2.996       716
300                                       20     29,418,534.00              15.95     3.203       754
TOTAL:                                   123   $184,428,925.65             100.00%    3.024%      728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
REMAINING TERM (MONTHS)       OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
                                                                <C
282                           $1,765,665    100.00%    65.00%        100.00%
283                            1,099,765     29.94     29.94         100.00
284                            1,221,412     74.09     74.09         100.00
286                            1,224,333     73.67     73.67         100.00
288                            1,101,533     70.01     70.01         100.00
289                            2,000,000     66.67     58.00         100.00
290                            1,301,944     73.75     68.11         100.00
292                            1,200,000     75.00     75.00         100.00
296                            1,318,839     86.51     71.25         100.00
297                            1,758,545     72.68     56.32         100.00
298                            1,662,810     71.25     61.07         100.00
299                            1,479,275     69.15     61.69          98.72
300                            1,470,927     70.49     64.01         100.00
TOTAL:                        $1,499,422     70.46%    62.24%         99.36%

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
RANGE OF ORIGINAL               NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
LOAN-TO-VALUE RATIOS (%)      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
10.01 to 20.00                            1      $1,100,000.00            0.60%      3.125%     789
20.01 to 30.00                            3       3,695,757.42            2.00       2.865      755
30.01 to 40.00                            2       2,863,650.49            1.55       3.015      684
40.01 to 50.00                           12      18,334,041.02            9.94       3.109      726
50.01 to 60.00                           19      32,131,761.55           17.42       3.052      735
60.01 to 70.00                           29      45,824,054.11           24.85       3.039      726
70.01 to 75.00                           24      29,040,622.35           15.75       2.924      724
75.01 to 80.00                            5       7,310,000.00            3.96       3.165      731
80.01 to 85.00                            3       3,200,000.00            1.74       2.955      767
85.01 to 90.00                            3       4,949,100.00            2.68       3.120      722
90.01 to 95.00                            1       1,194,724.34            0.65       3.000      780
95.01 to 100.00                          21      34,785,214.37           18.86       2.994      721
TOTAL:                                  123    $184,428,925.65          100.00%      3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
RANGE OF ORIGINAL               BALANCE    ORIGINAL  EFFECTIVE       FULL
LOAN-TO-VALUE RATIOS (%)      OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
10.01 to 20.00                $1,100,000     19.69%    19.69%       100.00%
20.01 to 30.00                 1,231,919     27.56     27.56        100.00
30.01 to 40.00                 1,431,825     31.23     31.23        100.00
40.01 to 50.00                 1,527,837     47.93     47.93        100.00
50.01 to 60.00                 1,691,145     56.51     56.51        100.00
60.01 to 70.00                 1,580,140     66.64     66.27        100.00
70.01 to 75.00                 1,210,026     74.44     73.80        100.00
75.01 to 80.00                 1,462,000     79.59     68.46        100.00
80.01 to 85.00                 1,066,667     80.66     66.72        100.00
85.01 to 90.00                 1,649,700     90.00     70.00        100.00
90.01 to 95.00                 1,194,724     93.73     70.00        100.00
95.01 to 100.00                1,656,439     99.86     64.62         96.63
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                                              WEIGHTED
RANGE OF EFFECTIVE                               AGGREGATE       % OF AGGREGATE     WEIGHTED   AVERAGE
LOAN-TO-VALUE                    NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
RATIOS AT ORIGINATION (%)     MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
10.01 to 20.00                            1       $1,100,000.00           0.60%       3.125%     789
20.01 to 30.00                            3        3,695,757.42           2.00        2.865      755
30.01 to 40.00                            2        2,863,650.49           1.55        3.015      684
40.01 to 50.00                           15       22,434,041.02          12.16        3.090      706
50.01 to 60.00                           25       42,726,761.55          23.17        3.029      739
60.01 to 70.00                           53       82,845,256.82          44.92        3.033      728
70.01 to 75.00                           23       27,163,458.35          14.73        2.936      721
75.01 to 80.00                            1        1,600,000.00           0.87        3.250      787
TOTAL:                                  123     $184,428,925.65         100.00%       3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
RANGE OF EFFECTIVE             PRINCIPAL    AVERAGE   AVERAGE      PERCENT
LOAN-TO-VALUE                   BALANCE    ORIGINAL  EFFECTIVE       FULL
RATIOS AT ORIGINATION (%)     OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
10.01 to 20.00                 $1,100,000    19.69%    19.69%       100.00%
20.01 to 30.00                  1,231,919    27.56     27.56        100.00
30.01 to 40.00                  1,431,825    31.23     31.23        100.00
40.01 to 50.00                  1,495,603    57.45     48.31        100.00
50.01 to 60.00                  1,709,070    64.55     57.28        100.00
60.01 to 70.00                  1,563,118    79.49     67.42         98.58
70.01 to 75.00                  1,181,020    74.40     74.40        100.00
75.01 to 80.00                  1,600,000    80.00     80.00        100.00
TOTAL:                         $1,499,422    70.46%    62.24%        99.36%

CREDIT SCORES

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
RANGE OF CREDIT SCORES        MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
601 to 625                                4      $5,624,860.03           3.05%       3.034%     610
626 to 650                                5       7,300,249.99           3.96        3.158      644
651 to 675                               11      15,184,744.81           8.23        3.000      661
676 to 700                               18      26,299,915.18          14.26        3.079      688
701 to 725                               15      23,061,892.19          12.50        3.015      714
726 to 750                               21      32,649,325.14          17.70        3.000      736
751 to 775                               30      44,689,921.83          24.23        3.025      763
776 to 800                               16      24,790,516.48          13.44        3.094      785
801 to 825                                3       4,827,500.00           2.62        2.410      801
TOTAL:                                  123    $184,428,925.65         100.00%       3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
RANGE OF CREDIT SCORES        OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
601 to 625                    $1,406,215     81.55%    54.89%       100.00%
626 to 650                     1,460,050     60.46     60.46        100.00
651 to 675                     1,380,431     74.87     66.21        100.00
676 to 700                     1,461,106     71.71     61.47        100.00
701 to 725                     1,537,459     70.39     64.61        100.00
726 to 750                     1,554,730     73.31     62.97         96.40
751 to 775                     1,489,664     62.54     60.89        100.00
776 to 800                     1,549,407     79.30     62.34        100.00
801 to 825                     1,609,167     60.92     60.92        100.00
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                                                              WEIGHTED
                                                  AGGREGATE        % OF AGGREGATE   WEIGHTED   AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT
GEOGRAPHIC AREA               MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Arizona                                   6       $8,702,025.26            4.72%      2.993%      703
California                               40       59,645,638.60           32.34       3.059       717
Colorado                                  3        5,379,750.00            2.92       2.888       736
Connecticut                               4        6,203,511.00            3.36       2.589       756
Florida                                  13       20,188,844.29           10.95       3.052       746
Georgia                                   2        3,049,746.14            1.65       3.215       669
Hawaii                                    1        1,099,765.13            0.60       2.625       771
Illinois                                  4        6,475,000.00            3.51       3.108       719
Louisiana                                 1        1,500,000.00            0.81       3.125       703
Maryland                                  4        5,664,528.54            3.07       3.039       733
Massachusetts                             6        8,204,624.34            4.45       3.171       736
Michigan                                  2        3,027,000.00            1.64       3.163       770
Minnesota                                 1        1,375,698.00            0.75       3.375       767
Nevada                                    4        5,607,929.00            3.04       2.925       751
New Jersey                                8       11,845,092.28            6.42       3.041       692
New York                                  9       13,399,914.00            7.27       3.029       731
North Carolina                            1        1,221,412.27            0.66       2.375       660
Ohio                                      2        2,524,869.98            1.37       2.903       775
Oregon                                    1        1,230,000.00            0.67       2.625       701
Pennsylvania                              1        1,099,727.90            0.60       2.875       734
South Carolina                            2        4,025,000.00            2.18       2.741       777
Texas                                     6       10,230,048.92            5.55       3.072       741
Virginia                                  1        1,528,800.00            0.83       3.375       781
Washington                                1        1,200,000.00            0.65       3.125       720
TOTAL:                                  123     $184,428,925.65          100.00%      3.024%      728

                                AVERAGE    WEIGHTED  WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
GEOGRAPHIC AREA               OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Arizona                       $1,450,338     69.15%    62.33%      100.00%
California                     1,491,141     72.99     65.31        98.03
Colorado                       1,793,250     66.96     66.96       100.00
Connecticut                    1,550,878     60.17     57.53       100.00
Florida                        1,552,988     75.16     63.37       100.00
Georgia                        1,524,873     75.03     56.99       100.00
Hawaii                         1,099,765     29.94     29.94       100.00
Illinois                       1,618,750     66.02     60.46       100.00
Louisiana                      1,500,000     79.58     60.00       100.00
Maryland                       1,416,132     69.98     69.98       100.00
Massachusetts                  1,367,437     62.61     59.15       100.00
Michigan                       1,513,500     60.36     53.10       100.00
Minnesota                      1,375,698     75.00     75.00       100.00
Nevada                         1,401,982     77.75     67.16       100.00
New Jersey                     1,480,637     62.87     48.23       100.00
New York                       1,488,879     66.49     62.40       100.00
North Carolina                 1,221,412     74.09     74.09       100.00
Ohio                           1,262,435     88.86     66.68       100.00
Oregon                         1,230,000     75.00     75.00       100.00
Pennsylvania                   1,099,728     75.00     75.00       100.00
South Carolina                 2,012,500     98.80     63.11       100.00
Texas                          1,705,008     59.94     56.00       100.00
Virginia                       1,528,800    100.00     70.00       100.00
Washington                     1,200,000     49.18     49.18       100.00
TOTAL:                        $1,499,422     70.46%    62.24%       99.36%

OCCUPANCY TYPE

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
OCCUPANCY TYPE                MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Primary                                 101     $150,630,780.28         81.67%       3.016%     728
Second Home                              19       29,298,145.37         15.89        3.125      736
Investment                                3        4,500,000.00          2.44        2.625      668
TOTAL:                                  123     $184,428,925.65        100.00%       3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
OCCUPANCY TYPE                OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Primary                       $1,491,394     68.84%    62.81%       99.22%
Second Home                    1,542,008     76.80     61.20       100.00
Investment                     1,500,000     83.33     50.00       100.00
TOTAL:                        $1,499,422     70.46%    62.24%       99.36%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------


PROPERTY TYPE

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
PROPERTY TYPE                 MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Single Family                            78    $116,462,445.35           63.15%      3.038%     728
De Minimis PUD                           35      53,283,118.30           28.89       2.996      725
Condominium                               7      10,881,862.00            5.90       2.987      729
Cooperative                               3       3,801,500.00            2.06       3.075      746
TOTAL:                                  123    $184,428,925.65          100.00%      3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
PROPERTY TYPE                 OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Single Family                 $1,493,108    68.04%    61.09%        98.99%
De Minimis PUD                 1,522,375    73.01     64.18        100.00
Condominium                    1,554,552    86.31     64.65        100.00
Cooperative                    1,267,167    63.47     63.47        100.00
TOTAL:                        $1,499,422    70.46%    62.24%        99.36%

LOAN PURPOSE

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
LOAN PURPOSE                  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Purchase                                 79     $116,156,284.48           62.98%     3.018%     731
Refinance (No Cash-out)                  12       17,303,214.93            9.38      3.115      723
Refinance (Cash-out)                     32       50,969,426.24           27.64      3.006      722
TOTAL:                                  123     $184,428,925.65          100.00%     3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
LOAN PURPOSE                  OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Purchase                      $1,470,333     75.93%    65.06%       100.00%
Refinance (No Cash-out)        1,441,935     58.32     58.32        100.00
Refinance (Cash-out)           1,592,795     62.11     57.14         97.70
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%

LOAN DOCUMENTATION

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
LOAN DOCUMENTATION            MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Full Documentation                      122    $183,254,925.65           99.36%      3.024%     728
No Income/No Ratio
  Documentation                           1       1,174,000.00            0.64       3.000      729
TOTAL:                                  123    $184,428,925.65          100.00%      3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
LOAN DOCUMENTATION            OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Full Documentation            $1,502,090     70.27%    62.19%       100.00%
No Income/No Ratio
  Documentation                1,174,000    100.00     70.00          0.00
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%

CHANNEL

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
CHANNEL                       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
Retail                                  113    $168,851,900.09           91.55%      3.020%     729
Correspondent                             5       7,650,693.32            4.15       2.978      705
Broker                                    5       7,926,332.24            4.30       3.145      717
TOTAL:                                  123    $184,428,925.65          100.00%      3.024%     728

                                AVERAGE    WEIGHTED   WEIGHTED
                               PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
CHANNEL                       OUTSTANDING     LTV       LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
Retail                        $1,494,265     71.59%    62.61%        99.30%
Correspondent                  1,530,139     61.42     61.42        100.00
Broker                         1,585,266     55.07     55.07        100.00
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-C
--------------------------------------------------------------------------------

MARGINS

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
MARGINS (%)                   MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
1.000                                     2       $3,450,000.00           1.87%      2.125%     801
1.125                                     1        1,221,412.27           0.66       2.375      660
1.375                                     2        2,198,750.00           1.19       2.625      777
1.500                                    15       21,663,185.86          11.75       2.638      741
1.625                                    15       20,736,120.35          11.24       2.812      706
1.750                                     6       10,371,250.00           5.62       2.919      730
1.875                                    26       39,505,133.37          21.42       3.036      732
2.000                                    51       77,113,576.19          41.81       3.213      724
2.125                                     2        2,498,832.24           1.35       3.250      694
2.250                                     2        3,905,000.00           2.12       3.452      713
2.500                                     1        1,765,665.37           0.96       3.750      793
TOTAL:                                  123     $184,428,925.65         100.00%      3.024%     728

                                AVERAGE    WEIGHTED  WEIGHTED
                               PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
MARGINS (%)                   OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
1.000                         $1,725,000     57.29%    57.29%       100.00%
1.125                          1,221,412     74.09     74.09        100.00
1.375                          1,099,375     77.65     72.50        100.00
1.500                          1,444,212     80.46     64.65        100.00
1.625                          1,382,408     71.28     61.48        100.00
1.750                          1,728,542     74.29     65.35        100.00
1.875                          1,519,428     72.56     65.08         97.03
2.000                          1,512,031     65.96     59.37        100.00
2.125                          1,249,416     72.45     72.45        100.00
2.250                          1,952,500     59.75     59.75        100.00
2.500                          1,765,665    100.00     65.00        100.00
TOTAL:                        $1,499,422     70.46%    62.24%        99.36%


MAXIMUM MORTGAGE RATE

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
MAXIMUM MORTGAGE RATE (%)     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
12.000                                   123    $184,428,925.65        100.00%       3.024%      728
TOTAL:                                   123    $184,428,925.65        100.00%       3.024%      728

                                AVERAGE    WEIGHTED  WEIGHTED
                               PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
MAXIMUM MORTGAGE RATE (%)     OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
12.000                         $1,499,422   70.46%    62.24%        99.36%
TOTAL:                         $1,499,422   70.46%    62.24%        99.36%

NEXT RATE ADJUSTMENT DATE

                                                                                              WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE
                                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT
NEXT RATE ADJUSTMENT DATE     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE
----------------------------  --------------  -----------------  -----------------  --------  --------
July 2004                                44      $67,219,211.42        36.45%        2.863%     730
August 2004                               6        8,901,680.81         4.83         2.847      732
September 2004                            3        4,298,000.00         2.33         3.125      760
October 2004                             17       25,570,318.43        13.86         3.028      729
November 2004                            34       51,605,353.74        27.98         3.113      707
December 2004                            19       26,834,361.25        14.55         3.295      755
TOTAL:                                  123     $184,428,925.65       100.00%        3.024%     728

                                AVERAGE    WEIGHTED  WEIGHTED
                               PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                                BALANCE    ORIGINAL  EFFECTIVE       FULL
NEXT RATE ADJUSTMENT DATE     OUTSTANDING    LTV        LTV     DOCUMENTATION
----------------------------  -----------  --------  ---------  -------------
July 2004                     $1,527,709     71.19%    63.44%       98.25%
August 2004                    1,483,613     61.08     61.08       100.00
September 2004                 1,432,667     45.84     45.84       100.00
October 2004                   1,504,136     71.28     61.11       100.00
November 2004                  1,517,805     69.74     60.39       100.00
December 2004                  1,412,335     76.28     66.87       100.00
TOTAL:                        $1,499,422     70.46%    62.24%       99.36%